UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 9, 2004

RADIATION THERAPY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-50802

FLORIDA	65-076895
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2234 Colonial Boulevard, Fort Myers, Florida	33907
(Address of principal executive offices)	(Zip Code)

(239) 931-7275

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously reported by us, a purported class action lawsuit was filed by the Kissel Family Trust against us and certain of our officers and directors in the United States District Court, Middle District of Florida (Civil Action No. 2:04-CV-470-FtM-29.SPC). On December 9, 2004 a Notice of Voluntary Dismissal Without Prejudice was filed with the court by counsel for the Kissel Family Trust stating that this action was voluntarily dismissed by the Kissel Family Trust without prejudice. An Order was entered by the court on December 10, 2004 dismissing this action without prejudice. We did not pay any consideration or compensation to the Kissel Family Trust or their counsel in connection with this voluntary dismissal.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIATION THERAPY SERVICES, INC.

By:	/s/ David Koeninger
David Koeninger
Principal Financial Officer

Dated: December 13, 2004

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